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                                                                   EXHIBIT 10.41

                                 AMENDMENT 1 TO
                              EMPLOYMENT AGREEMENT

         This Amendment 1 to Employment Agreement ("Amendment") is entered into as of this 25th day of August, 2006 between Michael Offerman ("Employee") and Capella Education Company.

                                    RECITALS

         WHEREAS, Capella Education Company and its affiliates and subsidiaries, including without limitation Capella University, Inc., (individually and collectively "CEC") are engaged in the business of providing, developing, selling and marketing on-line educational products and services;

         WHEREAS, CEC and Employee entered into an Employment Agreement dated May 30, 2006 (the "Agreement"); and

         WHEREAS CEC and Employee now wish to modify the Agreement as more fully described below.

                                    AMENDMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the following undertakings, CEC and Employee agree as follows:

1. Section 3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

     (b) Management Incentive Plan. The terms of the Management Incentive Plan for 2006 shall continue to apply to Employee. If Employee's employment with CEC ends prior to December 31, 2006, he shall not receive a bonus for calendar year 2006; provided, however, that if Employee's employment with CEC terminates on or after December 31, 2006, he shall receive a bonus for 2006, regardless of when such bonus is paid by CEC.

2. Section 5 (c) of the Agreement is hereby deleted in its entirety and replaced with the following:

     (c) Termination other than for Cause. If CEC terminates Employee's employment at any time other than for "Cause," as defined in the Severance Plan, he shall be entitled to receive severance benefits outlined in the Severance Plan for such a termination.

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3.       Section 5(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

     (d) Voluntary Termination prior to March 3, 2007. If Employee voluntarily terminates his employment with CEC such that his employment ends before March 3, 2007, Employee shall not be entitled to receive severance benefits as outlined in the Severance Plan.

4. Section 5(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

     (e) Voluntary Termination between March 3, 2007 and May 31, 2007, Inclusive. If Employee voluntarily terminates his employment with CEC by providing at least thirty-days' advance notice of termination during the month of February 2007, such that his employment ends on or after March 3, 2007 and on or before May 31, 2007, he shall be entitled to receive severance benefits outlined in the Severance Plan for an involuntary termination other than for Cause.

5. Section 7 of the Agreement is hereby deleted in its entirety and replaced with the following:

     7. Lockup Agreement. Employee agrees to sign a lockup agreement within ten days of CEC commencing its initial public offering "road show." In the event that CEC's initial public offering is completed in calendar year 2006, the lockup shall expire not later than 214 days following the date of the final prospectus used to sell the securities. In the event that the initial public offering is not completed in calendar year 2006, the lockup shall expire on December 31, 2006.

6. Section 9 of the Agreement is hereby deleted in its entirety and replaced with the following:

     9. Term of Agreement. This Agreement shall remain in effect until June 1, 2007. In the event that Employee is still employed by CEC on June 1, 2007, such employment shall be at-will and on such terms as are at such time agreed by Employee and CEC.

7. Except as expressly modified by this Amendment, the terms of the Agreement remain unchanged and in full force and effect.



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         IN WITNESS WHEREOF, the parties have hereunto set their hands, intending to be legally bound, as of the date first above written.

                                             CAPELLA EDUCATION COMPANY

                                             By:   /s/ Gregory W. Thom
                                                   -----------------------------

                                                   Its: VP, General Counsel &
                                                        Secretary
                                                        ------------------------

                                             EMPLOYEE:

                                             /s/ Michael J. Offerman
                                             -----------------------------------
                                             Michael Offerman